TRANSAMERICA FREEDOM ELITE BUILDER II®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES LIFE ACCOUNT

Supplement December 16, 2022

to the

Updating Summary Prospectus Dated May 1, 2022

Based on updating figures to the underlying fund portfolios, the Portfolio Company Appendix is hereby revised to reflect the following changes.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 years	10 years
Investment Objective: Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio - Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC	0.35%	28.26	18.05	16.15
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Initial Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.97%	-0.53%	32.65%	23.34%
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.86%	17.04%	12.68%	11.20%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Initial Class Sub-Advised by: Pacific Investment Management Company LLC	1.11%	6.62%	7.92%	6.37%

All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.